0209-0348252

                         Consent of Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the Prospectus  and  "Independent  Auditors" in the Statement of
Additional Information and to the incorporation by reference of our report dated
August 2, 2002 in the Registration  Statement (Form N-1A) and related Prospectus and Statement of Additional  Information  of Babson Value Fund,  Inc. filed with the Securities and Exchange Commission in Post-Effective  Amendment No. 21 under the Securities Act of 1933 (Registration No. 2-93363) and Amendment No. 23 under the Investment Company Act of 1940 (Registration No. 811-4114).

                                           /s/ Ernst & Young LLP
Kansas City, Missouri
September 27, 2002